First Quarter 2026 Earnings

MAY 7, 2026

INSPIRED
WINNING ENTERTAINMENT

Safe Harbor / Non-GAAP Financial Disclosures

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding our business strategy, plans and objectives and our expected or contemplated future operations, results, financial condition, beliefs and intentions. In addition, any statements that refer to projections, forecasts or other characterizations or predictions of future events or circumstances, including any underlying assumptions on which such statements are expressly or implicitly based, are forward-looking statements. The words “anticipate”, “believe”, “continue”, “can”, “could”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “scheduled”, “seek”, “should”, “will”, “would” and similar expressions, among others, and negative expressions including such words, may identify forward-looking statements. These forward-looking statements reflect our current expectations about our future results, performance, liquidity, financial condition, prospects and opportunities, and are based upon information currently available to us, our interpretation of what we believe to be significant factors affecting our business and many assumptions regarding future events. Actual results, performance, liquidity, financial condition, prospects and opportunities could differ materially from those expressed in, or implied by, our forward-looking statements. We cannot guarantee that the results anticipated by management, as set forth herein, will be realized or, even if realized, will have the expected effects on our results of operations or financial performance. Such results may be affected by various risks and uncertainties, including the following: our ability to compete effectively in our industries; the effect of evolving technology on our business; our ability to renew long-term contracts and retain customers, and secure new contracts and customers; our ability to maintain relationships with suppliers; our ability to protect our intellectual property; our ability to protect our business against cybersecurity threats; our ability to successfully grow by acquisition as well as organically; government regulation of our industries; fluctuations due to seasonality; our ability to attract and retain key members of our management team; our need for working capital; our ability to secure capital for growth and expansion; changing consumer, technology and other trends in our industries; our ability to successfully operate across multiple jurisdictions and markets around the world; changes in local, regional and global economic and political conditions; our ability to effectively integrate the operations of businesses we acquire, and to grow and expand such operations; and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2025 and other filings with the U.S. Securities and Exchange Commission (“SEC”), which are available, free of charge, on the SEC’s website at www.sec.gov. In light of these risks and uncertainties, there can be no assurance that any matters covered by our forward-looking statements will develop as predicted, expected or implied. Readers should not place undue reliance on any forward-looking statements. Except as expressly required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason. We advise you to carefully review the reports and documents we file from time to time with the SEC.

The information contained in this presentation is qualified in its entirety by the information contained in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC.

Financial Information and Non-GAAP Financial Measures

All years represented in this presentation are fiscal years unless otherwise indicated. All information presented for quarterly periods is unaudited.

This presentation contains certain historical and pro forma financial measures that have not been prepared in accordance with United States generally accepted accounting principles (“non-GAAP”). A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts that are different than the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles (“GAAP”) in the statements of income, balance sheets or statements of cash flow of the company. These measures are presented as supplemental disclosures because we use such measures to analyze our operating performance and because certain of the measures are widely used measures of performance in our industry. See the Appendix for a reconciliation of our non-GAAP financial measures to the most comparable GAAP measures. EBITDA is defined as earnings before interest expense, provision for income taxes and depreciation and amortization. Adjusted EBITDA adjusts EBITDA to remove the effects of certain stock-based compensation charges, certain changes related to legacy portions of the business and items considered outside the normal course of business, including restructuring costs, merger and acquisition costs and gains or losses not in the ordinary course of business. Adjusted Revenue (also Revenue Excluding Low Margin Gaming Hardware Sales) is defined as revenue excluding hardware sales that are sold at low margin with the intention of securing longer term recurring revenue streams. The disclosure of EBITDA, Adjusted EBITDA, Adjusted Revenue and other non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. Such non-GAAP financial measures should be considered in addition to, and not in isolation from, as a substitute for, or superior to, net income, operating income, cash flows, revenue, and other measures of financial performance prepared in accordance with GAAP. Our results are translated from the British pound (GBP), our functional currency, into US dollars (USD), our reporting currency. In order to isolate the effect of translation exchange rate differences between periods, we also present results on a Constant Currency basis, which is a non-GAAP financial measure that assumes a constant translation exchange rate between periods. The currency impact has been calculated as the current period GBP:USD rate less the equivalent average rate in the prior period, multiplied by the current period amount in the functional currency (GBP). The remaining difference, referred to as Constant Currency, is calculated as the difference in the functional currency, multiplied by the prior period average GBP:USD rate, as a proxy for Constant Currency movement. Certain of the trademarks used herein are trademarks of third parties.

1Q 2026 Key takeaways

High-margin growth with strong cash conversion

GROWTH

Interactive Revs **+38%**, Adj EBITDA[1] **+53%** YoY

Revs ex holiday parks & pubs restructure[2] **+15%** YoY

MARGIN EXPANSION

Adjusted EBITDA +**29%**

Adjusted EBITDA margin[3] **41%** (**+1100bp**)

Structural margin uplift from portfolio optimization

CASH & BALANCE SHEET

$15.8m Free Cash Flow[4] → **$13.3m** debt reduction & **$2.6m** share repurchase

Net leverage[5] reduced to **3.0x** from 3.3x vs YE 2025

OUTLOOK

Reaffirmed FY26 Adj EBITDA **$112m-$118m[6]**

Margin target raised to **up to 45% (from 43%)**

(1) Reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures shown in appendix. (2) Revenue comparison excludes revenue from the UK holiday parks business and certain associated leisure assets, and reflects adjustments to the Company's pubs business to account for a structural change in the Company's operating model. (3) Adjusted EBITDA margin defined as Adjusted EBITDA as a percent of revenue. (4) Free cash flow defined as cash flow from operating activities less cash flow from investing activities less repayments of finance leases. (5) Net leverage equals senior debt plus finance leases less cash divided by Adjusted EBITDA. (6) 2026 targets are consistent with the assumptions discussed in the Company's conference call and presentation and assumes that GBP:USD exchange rates will remain broadly in line with current levels.

Underlying revenue +15% (ex divestiture & pubs restructuring)[1]

Portfolio actions mask strong underlying growth


1Q26 YoY REVENUE BRIDGE
$ in millions
-20%
+15%
$60.3
$57.2
portfolio actions
underlying growth
1Q25
Holiday parks sale
Pubs restructuring
Interactive
Cashbox performance[2]
Other Retail Solutions[3]
1Q26

(1) This revenue comparison excludes the UK holiday parks business and certain associated leisure assets and reflects adjustments to the Company's pubs business to account for a structural change in the Company's operating model. (2) Cashbox performance includes growth from gaming machine revenue in betting shops in the UK and Greece. (3) Increase driven by recurring revenue from new customer additions and incremental product sales.

Interactive revenue +38% with strong Adj EBITDA leverage

Driver of group growth and margin expansion

INTERACTIVE SEGMENT

Revenue

+38%


$16.7
$12.1
1Q25
1Q26

Adjusted EBITDA[1]

+53%


$11.8
$7.7
1Q25
1Q26

Adjusted EBITDA Margin[2]

+700bps


70.6%
63.6%
1Q25
1Q26

Key drivers

- Above-market growth rates
- Expansion within existing customers
- New content introductions (i.e. Mummy It Up™, Gold Cash Freespins Rising Wins™)
- New customer/market launches (i.e. Betway in South Africa, Fanatics in West Virginia, Superbet in Greece)

(1) Reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures shown in appendix. (2) Adjusted EBITDA margin defined as Adjusted EBITDA as a percent of revenue.

Positive Interactive Momentum in U.S.

Share gains plus growing presence in top themes signals accelerating future performance

U.S. PERFORMANCE INDICATORS[1]

	3/2026	3/2025
Slot index ranking	**#4** ↑	#8
% of total U.S. GGR	**4.2%** ↑	3.0%
% of current top slot themes	**5.2%** ↑	3.7%

Momentum Driven by Reinforcing Growth Levers

Content Strength

Proven U.S.-focused content strategy

Top themes outperform category benchmarks

Execution

Accelerating release cadence

Scaling game portfolio

Engagement

Increasing premium placements

Improving account management

Player Demand

Rising engagement levels

Increasing marketing

(1) Eilers US Online Game Performance Report – April 2026. Rankings are based on a sample of participating operators and suppliers from five states (Michigan, New Jersey, Pennsylvania, West Virginia, and Delaware).

Stronger New Titles, Backed by Proven Scale

Newest games are outperforming; adding growth on our stable, revenue-generating base

MONTHLY INTERACTIVE REVENUE PROGRESSION[1] - BY YEAR OF RELEASE


Jan-22
Jan-23
Jan-24
Jan-25
Game release date
Pre 2022
2022
2023
2024
2025

(1) Does not include Hybrid Dealer releases

Gaming machines growing above market and gaining share

Strong performance across key markets

1Q26 RETAIL SOLUTIONS PERFORMANCE METRICS

Wiliam Hill betting shop Gross win/unit/day

+9%


1Q25
1Q26

Greece betting shop Gross win/unit/day

+11%


1Q25
1Q26

Illinois net terminal income[1]

+OVERINDEX


Floor Avg
INSE 1Q26

(1) Net terminal income performance for new Valiant™ cabinet measured against floor average. Illinois is a for-sale market and we do not receive a revenue share.

Expanding Virtual Sports Distribution

New channels position Inspired for incremental reach and additional pathways for growth[1]


INSPIRED ANNOUNCES NEW DISTRIBUTION AGREEMENT FOR VIRTUAL SPORTS WITH PLAYTECH
INSPIRED
playtech
INSPIRED
NYC
26


BETMGM AND BORGATA ONLINE
LAUNCH INSPIRED'S VIRTUAL SPORTS IN NEW JERSEY
BETMGM
INSPIRED
ONLINE SPORTS

(1) BetMGM agreement launched in 1Q26 and Playtech signed in 2Q26.

Portfolio optimization improving margin profile & scalability

Strategic divestments and digital shift deliver higher-margin, more scalable earnings



YoY ADJUSTED EBITDA[1]
$ in millions
$18.4
30%
EBITDA
margin[2]
$23.7
41%
EBITDA
margin
1Q25
Retail Solutions
Virtual Sports
Interactive
Corporate
1Q26

+$5.3m
Adjusted EBITDA

+29%
Adjusted EBITDA Growth

+1100bps
Margin expansion

Key drivers of improvement

- Portfolio rationalization (exit low margin businesses)
- Structural cost reset
- Growth in higher margin Interactive segment
- Digital mix shift
- Operational leverage at scale

(1) Reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures shown in appendix. (2) Adjusted EBITDA margin defined as Adjusted EBITDA as a percent of revenue.

1Q 2026 Snapshot

THREE MONTHS ENDED MARCH 31, 2026

$57m
Revenue

$24m
Adjusted EBITDA[1]

29%
Adjusted EBITDA YoY % change

60%
Digital mix[2]

41%
Adjusted EBITDA margin[3]

3.0x
Net leverage[4]

(1) Reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures shown in appendix. (2) Digital mix defined as segment level Adjusted EBITDA for Virtual Sports and Interactive including pro rated corporate allocation. Corporate allocation pro-rated by segment percent of total revenue contribution. (3) Adjusted EBITDA margin defined as Adjusted EBITDA as a percent of revenue. (4) Net leverage equals senior debt plus finance leases less cash divided by Q1 2026 LTM Adjusted EBITDA pro forma for the divestiture of the UK holiday parks business and certain other leisure assets. Pro forma Adjusted EBITDA reflects management's internal estimate of the EBITDA attributable to the divested business.

Adjusted EBITDA growth converting to strong Free Cash Flow

Free Cash Flow tracking inline with targets based on quarterly variability

		Three months ended March 31, 2026
Adjusted EBITDA	**$**	**23.7**
Cash flow from operating activities		**26.7**
Less: cash flow from investing activities		(10.1)
Free Cash Flow		**16.6**
Less: finance leases (principal)		(0.8)
Free cash flow less finance leases	**$**	**15.8**
Free cash flow conversion		**66.8%**
Capital distributions:		
Repayments of long-term debt		(13.3)
Repurchase of common stock		(2.6)
Retained free cash flow after capital distributions		**(0.1)**

Commentary

Cash flow from operating activities

- Favorable movements in working capital in the quarter (related to prepayments, accrued income, inventory and taxes)

Cash flow from investing activities

- $3.4m Greece capex
- $2.8m contract costs
- $2.3m labor capitalization
- $1.1m pub machine refurbishment

Quarterly variability:

- Semi-annual timing of interest payments in 2Q and 4Q

Targets Reaffirmed with Adj EBITDA margin increased

	2025	2026 TARGETS[7]	2027 TARGETS[7]
Adj EBITDA[1]	$111m	**$112m - $118m**	**$125m - $135m**
Adj EBITDA margin[2]	37%	**up to 45% (from 43%)**	**45%+**
Digital as a % of Adj EBITDA[3]	51%	**55%+**	**60%+**
Cash Capex[4]	$44m	**$30m - $35m**	**$30m - $35m**
Free cash flow conversion[5]	N/A	**20% - 25%**	**25% - 30%**
Net leverage ratio[6]	3.3x	**2.5x - 3.0x**	**2.0x - 2.5x**

(1) Reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures shown in appendix. (2) Adjusted EBITDA margin defined as Adjusted EBITDA divided by Revenue. (3) Digital mix defined as segment level Adjusted EBITDA for Virtual Sports and Interactive including pro rated corporate allocation. Corporate allocation pro-rated by segment % of total revenue contribution. (4) Cash capital expenditures includes purchases of property and equipment, purchases of capital software and internally developed costs, and contract cost expenses and excludes customer funded purchases of property and equipment. (5) Free cash flow defined as cash flow from operating activities less cash flow from investing activities (excluding net cash on sale of business) less repayments of finance leases. Free cash flow conversion defined as free cash flow divided by Adjusted EBITDA. (6) Net leverage equals senior debt plus finance leases less cash divided by Adjusted EBITDA. FY2025 net leverage ratio is pro forma for the divestiture of the UK holiday parks business and certain other leisure assets which reflects management's internal estimate of the EBITDA attributable to the divested business. (7) 2026 and 2027 targets are consistent with the assumptions discussed in the Company's conference call and presentation and assumes that GBP:USD exchange rates will remain broadly in line with current levels.

Appendix

1Q26 Adjusted EBITDA Commentary


1Q26 YOY ADJUSTED EBITDA PERFORMANCE
($ in millions)
Interactive
$11.8
70.6%
$7.7
63.6%
Virtual Sports
$6.1
69.7%
$6.3
72.4%
Retail Solutions
$ 14.3
45.1%
$ 11.0
27.8%
Adjusted EBITDA margin 2

Commentary

Interactive +53% YoY (+42%cc); -10% QoQ

- March was a record GGR month in North America; offset by seasonally slower January
- 51% growth in the UK and 29% growth in the U.S.

Virtual Sports -3% YoY (-10%cc) ; -17% QoQ

- Decline driven by lower revenue from key online customer
- Virtual Soccer 4.0™ with BetBuilder rolling out across the estate in 2Q ahead of World Cup

Retail Solutions +30% YoY (+22%cc); -35% QoQ

- Market share gains in the UK and Greece, supported by upgraded terminals driving cash box growth ahead of the market
- Completed installation with new UK customer Jenningsbet; 120 machines in 1Q26 for a total of 574 terminals
- Installed 1,160 of the remaining 1,900 new terminals in Greece; c. 740 on track for installation in 2Q26
- Adjusted EBITDA margin increased by 1,730bps due to holiday parks sale and pubs restructuring

Corporate -29% YoY (-18%cc); +17% QoQ

- Higher professional fees and transactional FX impacts
- Bonus accrual in 4Q25

(1) Reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures shown in appendix. (2) Adjusted EBITDA margin defined as Adjusted EBITDA divided by Revenue.

Financials: Adjusted Income Statement

Three months ended 31-Mar		2026 $m		2025 $m	Change %
Revenue		57.2		60.4	-5%
Less: cost of sales		(11.2)		(17.9)	-37%
Gross Profit	$	**46.0**	$	**42.5**	8%
SG&A		(24.3)		(30.3)	20%
Depreciation & amortizaion		(12.5)		(10.6)	-18%
Net operating income	$	**9.2**	$	**1.6**	475%
Interest expense		(10.5)		(7.0)	
Other finance income		0.1		0.2	
Net (loss) income before taxes	$	**(1.2)**	$	**(5.2)**	
Income tax benefit (expense)		0.7		5.1	
Net (loss) income	$	**(0.5)**	$	**(0.1)**	
Pension charges		0.3		0.2	
Costs of group restructure		0.3		0.6	
Costs of group restatement		-		4.0	
Effect of exchange rates on cash		(0.8)		(1.0)	
Mark to market movement on currency deals		-		0.1	
Other finance income		(0.1)		(0.2)	
Tax impact of add backs		0.1		0.2	
Adjusted Net (Loss) Income	$	**(0.7)**	$	**3.8**	
Reported EPS - basic and diluted		**(0.02)**		**0.00**	
Adjusted EPS - diluted	$	**(0.02)**	$	**0.13**	
Diluted shares outstanding		**29,288,997**		**29,689,818**	

Commentary

- **Cost of sales decrease** driven by sale of UK holiday parks business and pubs restructuring
- **SG&A improvement** reflects timing of costs related to restatement and restructuring costs in 1Q25
- **Depreciation & amortization increase** driven by increased software development and intangible assets
- **Interest expense increase** was driven by refinancing with higher principal and interest rate
- **Tax benefit of $0.7m** reflective of the pre-tax loss
- **Cost of group restructure** includes redundancy costs, Payment In Lieu of Notice costs and any associated employer taxes.

Non-GAAP Reconciliation: Q1 2026 Adjusted EBITDA by Segment

	Retail Solutions	Virtual Sports	Interactive	Corporate	Total
Net income (loss)	$ 5.4	$ 3.8	$ 10.7	$ (20.4)	$ (0.5)
Items Relating to Legacy Activities:					
Pension charges	—	—	—	0.3	0.3
Items outside the normal course of business:					
Costs of group restructure	0.3	—	—	—	0.3
Stock-based compensation expense	0.2	0.2	0.1	0.9	1.4
Depreciation and amortization	8.4	2.1	1.0	1.0	12.5
Interest expense, net	—	—	—	10.5	10.5
Other finance income	—	—	—	(0.1)	(0.1)
Income tax	—	—	—	(0.7)	(0.7)
Adjusted EBITDA	**$ 14.3**	**$ 6.1**	**$ 11.8**	**$ (8.5)**	**$ 23.7**
Adjusted EBITDA	**£ 10.6**	**£ 4.5**	**£ 8.8**	**£ (6.3)**	**£ 17.6**
Exchange rate - $ to £					*1.35*

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

Non-GAAP Reconciliation: Q1 2025 Adjusted EBITDA by Segment

	Retail Solutions	Virtual Sports	Interactive	Corporate	Total
Net income (loss)	$ 2.5	$ 4.9	$ 6.9	$ (14.4)	$ (0.1)
Items Relating to Legacy Activities:					
Pension charges	—	—	—	0.2	0.2
Items outside the normal course of business:					
Costs of group restructure	0.3	—	—	0.3	0.6
Costs of group restatement	—	—	—	4.0	4.0
Stock-based compensation expense	0.3	0.1	0.1	0.9	1.4
Depreciation and amortization	7.9	1.3	0.7	0.7	10.6
Interest expense, net	—	—	—	7.0	7.0
Other finance income	—	—	—	(0.2)	(0.2)
Income tax	—	—	—	(5.1)	(5.1)
Adjusted EBITDA	**$ 11.0**	**$ 6.3**	**$ 7.7**	**$ (6.6)**	**$ 18.4**
Adjusted EBITDA	**£ 8.8**	**£ 5.0**	**£ 6.2**	**£ (5.4)**	**£ 14.6**
Exchange rate - $ to £					*1.26*

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

Q1 2026 Pro Rated Segment Adjusted EBITDA Contribution

	Retail Solutions	Virtual Sports	Interactive	Corporate Functions	Total
Total Revenue	$ 31.8	$ 8.7	$ 16.7	$ —	$ 57.2
Segment % of Total Revenue	*55.6%*	*15.2%*	*29.2%*		*100.0%*
Adjusted EBITDA	$ 14.3	$ 6.1	$ 11.8	$ (8.5)	$ 23.7
Corporate allocation[1]	(4.7)	(1.3)	(2.5)	8.5	—
Segment-level Adjusted EBITDA including pro-rated corporate allocation	$ 9.6	$ 4.8	$ 9.3	$ —	$ 23.7
Segment Contribution to Adjusted EBITDA	*40.5%*	*20.3%*	*39.2%*		*100.0%*

(1) Corporate allocation pro-rated by segment % of total revenue contribution

Q1 2025 Pro Rated Segment Adjusted EBITDA Contribution

	Retail Solutions	Virtual Sports	Interactive	Corporate Functions	Total
Total Revenue	$ 39.6	$ 8.7	$ 12.1	$ —	$ 60.4
Segment % of Total Revenue	*65.6%*	*14.4%*	*20.0%*		*100.0%*
Adjusted EBITDA	$ 11.0	$ 6.3	$ 7.7	$ (6.6)	$ 18.4
Corporate allocation(1)	(4.4)	(0.9)	(1.3)	6.6	—
Segment-level Adjusted EBITDA including pro-rated corporate allocation	$ 6.6	$ 5.4	$ 6.4	$ —	$ 18.4
Segment Contribution to Adjusted EBITDA	*35.9%*	*29.3%*	*34.8%*		*100.0%*

(1) Corporate allocation pro-rated by segment % of total revenue contribution